UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2023

OMEGA HEALTHCARE INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-11316	38-3041398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 International Circle,

Suite 200

Hunt Valley, Maryland 21030

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	OHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2023, Omega Healthcare Investors, Inc. (“Omega”) held its Annual Meeting of Stockholders (the “Annual Meeting”).

At the Annual Meeting, Omega’s stockholders, upon the unanimous recommendation of the Board of Directors, approved an amendment to the Omega Healthcare Investors, Inc. 2018 Stock Incentive Plan (the “2018 Plan”) to increase the number of shares of common stock authorized for issuance thereunder from 10,500,000 shares to 17,200,000 shares, an increase of 6,700,000 shares (the “Amendment”).

A summary of the Amendment was included as part of Proposal 5 in Omega’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2023. The summary of the Amendment contained in the proxy statement is qualified by and subject to the full text of the Amendment, a copy of which is included as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the holders of 183,094,193 shares of Omega’s common stock were present in person or represented by proxy, representing approximately 78.13% of the total outstanding common stock as of the record date for the meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1: Election of Directors

	For	Against	Abstentions	Broker Non-Votes
Kapila K. Anand	130,901,396	3,786,924	581,797	47,824,076
Craig R. Callen	131,401,553	3,301,809	566,755	47,824,076
Dr. Lisa C. Egbuonu-Davis	131,468,497	3,257,452	544,168	47,824,076
Barbara B. Hill	131,634,889	3,104,292	530,936	47,824,076
Kevin J. Jacobs	133,051,160	1,659,327	559,630	47,824,076
C. Taylor Pickett	132,788,404	1,910,693	571,020	47,824,076
Stephen D. Plavin	125,996,653	8,708,839	564,625	47,824,076
Burke W. Whitman	131,640,170	3,055,166	574,811	47,824,076

Proposal 2: Proposal to Ratify the Selection of Ernst & Young LLP as Omega’s Independent Auditor for Fiscal Year 2023

For	Against	Abstentions	Broker Non-Votes
172,580,472	9,747,051	766,670	Not applicable

Proposal 3: Advisory Vote on Executive Compensation

For	Against	Abstentions	Broker Non-Votes
126,119,015	8,026,106	1,124,996	47,824,076

Proposal 4: Advisory Vote on Frequency of Advisory Vote on Executive Compensation

One Year	Two Years	Three Years	Abstentions
129,618,983	689,914	4,264,868	696,353

Proposal 5: Approval of Amendment to the 2018 Stock Incentive Plan

For	Against	Abstentions	Broker Non-Votes
127,093,031	7,314,929	862,157	47,824,076

Each of the director nominees was elected, the selection of Ernst & Young LLP was ratified, Omega’s executive compensation was approved on an advisory basis, holding future advisory votes on the compensation of Omega’s executive officers annually was approved on an advisory basis, and the Amendment to the 2018 Stock Incentive Plan was approved.

Based on the results of the advisory vote on the frequency of future advisory votes on the compensation of Omega’s executive officers, and consistent with Board’s recommendation, the Board has determined that Omega will hold an advisory vote on executive compensation every year until the next required advisory vote on the frequency of such votes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

No.	Description
10.1	Amendment to Omega Healthcare Investors, Inc. 2018 Stock Incentive Plan, effective June 5, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.

Dated: June 5, 2023	By:	/s/ Gail D. Makode
Gail D. Makode
Chief Legal Officer, General Counsel